IRON MOUNTAIN Q1 2025 Earnings Presentation IRON MOUNTAIN Q3 2025 Earnings Presentation November 5, 2025

FORWARD LOOKING STATEMENTS We have made statements in this presentation that constitute "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. These forward-looking statements concern our current expectations regarding our future results from operations, economic performance, financial condition, goals, strategies, investment objectives, plans and achievements. These forward-looking statements are subject to various known and unknown risks, uncertainties and other factors, and you should not rely upon them except as statements of our present intentions and of our present expectations, which may or may not occur. When we use words such as “believes”, “expects”, “anticipates”, “estimates”, “plans”, “intends”, “projects”, “pursue”, “will”, “commits” or similar expressions, we are making forward-looking statements. Although we believe that our forward-looking statements are based on reasonable assumptions, our expected results may not be achieved, and actual results may differ materially from our expectations. In addition, important factors that could cause actual results to differ from expectations include, among others: (i) our ability or inability to execute our strategic growth plan, including our ability to invest according to plan, grow our businesses (including through joint ventures or other co-investment vehicles), incorporate alternative technologies (including artificial intelligence) into our offerings, achieve satisfactory returns on new product offerings, continue our revenue management, expand and manage our global operations, complete acquisitions on satisfactory terms, integrate acquired companies efficiently and transition to more sustainable sources of energy; (ii) changes in customer preferences and demand for our storage and information management services, including as a result of the shift from paper and tape storage to alternative technologies that require less physical space or services activity; (iii) the costs of complying with and our ability to comply with laws, regulations and customer requirements, including those relating to data privacy and cybersecurity issues, as well as fire and safety and environmental standards; (iv) the impact of attacks on our internal information technology (“IT”) systems, including the impact of such incidents on our reputation and ability to compete and any litigation or disputes that may arise in connection with such incidents; (v) our ability to fund capital expenditures; (vi) the impact of our distribution requirements on our ability to execute our business plan; (vii) our ability to remain qualified for taxation as a real estate investment trust for United States federal income tax purposes; (viii) changes in the political and economic environments in the countries in which we operate and changes in the global political climate; (ix) our ability to raise debt or equity capital and changes in the cost of our debt; (x) our ability to comply with our existing debt obligations and restrictions in our debt instruments; (xi) the impact of service interruptions or equipment damage and the cost of power on our data center operations; (xii) the cost or potential liabilities associated with real estate necessary for our business; (xiii) unexpected events, including those resulting from climate change or geopolitical events, could disrupt our operations and adversely affect our reputation and results of operations; (xiv) failures to implement and manage new IT systems; (xv) other trends in competitive or economic conditions affecting our financial condition or results of operations not presently contemplated; and (xvi) the other risks described in our periodic reports filed with the SEC, including under the caption “Risk Factors” in Part I, Item 1A of our Annual Report. Except as required by law, we undertake no obligation to update any forward-looking statements appearing in this presentation. Reconciliation of Non-GAAP Measures Throughout this presentation, Iron Mountain discusses (1) Adjusted EBITDA, (2) Adjusted EPS, (3) FFO (Nareit), (4) FFO (Normalized), (5) AFFO, and (6) AFFO per share. These measures do not conform to accounting principles generally accepted in the United States (“GAAP”). These non-GAAP measures are supplemental metrics designed to enhance our disclosure and to provide additional information that we believe to be important for investors to consider in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP, such as operating income, net income (loss) attributable to Iron Mountain Incorporated or cash flows from operating activities (as determined in accordance with GAAP). The reconciliation of these measures to the appropriate GAAP measure, as required by Regulation G under the Securities Exchange Act of 1934, as amended, and their definitions are included in the appendix to this presentation and in the Supplemental Reporting Information. 2

COMPANY OVERVIEW

IRON MOUNTAIN **SNAPSHOT** (NYSE: IRM)

A **global leader** in storage and information management services with a **total addressable market of $165 billion**

2025E Revenue
~$6.9 billion
+11% 4-Yr CAGR

Customers Served
240,000+

Trusted by **~95%** of **Fortune 1000**

#1 for Customer Satisfaction*

Global Presence



Countries Served
61

Facilities
~1,350

Mountaineers
~29k

Total Storage Volume
740M+
Cubic Ft.

Data Center Portfolio
1.3 GW
Total Developable Capacity

452 MW
Operating Portfolio
97% Leased

203 MW
Under Construction
61% Pre-Leased

685 MW
Held for Development

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Note: All figures as of 9/30/25 unless otherwise noted. 2025E represents the midpoint of our full year 2025 guidance.
*2024 WSJ Management Top 250 Annual Company Ranking developed by the Drucker Institute.

IRON MOUNTAIN

Climb On! • Strong Global Leadership Positions in Multiple Businesses • World-class Operations 5 $4.5B 2021 Revenue $5.1B 2022 Revenue $5.5B 2023 Revenue MATTERHORN STRATEGY: Accelerating Growth $6.1B 2024 Revenue ~$6.9B 2025E Revenue Note: 2025E represents the midpoint of our full year 2025 guidance. Fx = foreign exchange OUR GROWTH JOURNEY 4 Yr. CAGR (2021 -2025E) +11% Reported +13% Ex. Fx Impact +14% +7% +12% +10% to +13% +17% Ex. Fx +8% Ex. Fx +13% Ex. Fx +10% to +13% Ex. Fx

DRIVING SUSTAINED **DOUBLE-DIGIT REVENUE GROWTH**

- **Growth Businesses**, including Data Center, Digital Solutions, and Asset Lifecycle Management (ALM), are increasing at 20%+ CAGR collectively and **estimated to reach 28% of total revenue in 2025** up from 15% in 2021
- We expect ~12% consolidated revenue growth in 2025, with **Growth Businesses contributing seven points of growth** and All Other contributing the remaining five points
- Looking ahead, our **consolidated growth will continue to benefit from our Growth Businesses increasing as a percentage of total revenue**



Growth Businesses [1]
All Other [2]
$4.5 Bil
~$6.9 Bil
~11% CAGR
~28% CAGR
~6% CAGR
2021
2025E
Contribution to Total IRM 2025 Growth
~7%
~5%



Projected Mix
% Total Revenue
28%
72%
2025E
% Total Revenue
~40%
~60%
2029E

2025E represents the midpoint of our full year 2025 guidance.

[1] Growth businesses include Data Center (Data Center segment), Digital Solutions (included in RIM segment), and ALM (included in Corporate & Other).

[2] All Other includes physical records management (included in RIM segment) and fine arts business (included in Corporate & Other).

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IRON MOUNTAIN

7 1 Non-GAAP measure, please see Appendix for reconciliation. 2 Non-GAAP measure, please see Appendix for reconciliation. Effective Q4 2023, our AFFO definition has been updated to exclude amortization of capitalized commissions. With this change, our calculation more accurately represents our funds available to support growth, and is more comparable to our peers, including those in the data center industry. 3 Non-GAAP measure, please see Appendix for reconciliation. Effective Q4 2023, our AFFO definition has been updated to exclude amortization of capitalized commissions. With this change, our calculation is more comparable to our peers, including those in the data center industry. 4 2025E represents the midpoint of our full year 2025 guidance. MATTERHORN STRATEGY DELIVERING RECORD RESULTS ● Matterhorn strategy focuses on accelerating enterprise growth through investments in large and growing global markets and leveraging our enterprise-wide commercial platform to cross-sell solutions across our more than 240,000 customers 11% CAGR, 13% Ex. Fx 12% CAGR, 13% Ex. Fx 10% CAGR, 12% Ex. Fx 9% CAGR, 11% Ex. Fx 4 4 44

Data Center Asset Lifecycle Management (ALM) STRONG LEADERSHIP POSITIONS IN GLOBAL BUSINESSES Synergistic Business Model Decades-long relationships built on trust Significant cross-selling opportunities Strong reputation for security and chain of custody End-to-end solutions for 240,000+ customers Global footprint and operational scale 8 Records Management and Digital Solutions

GLOBAL RIM: Records Management + Digital Solutions

- We are the **trusted guardian of information and assets** for more than 240,000 customers and have the **largest global footprint** in records management
- Global RIM segment is expected to generate **~$5.3 billion in revenue** in 2025 with **strong Adj. EBITDA margin profile of ~45%**

Storage

- ➔ **35+ consecutive years of organic revenue growth**
- ➔ **Record level** of storage volume in Q3 (730M+ cu. ft.)
- ➔ **Highly predictable revenue** stream as volume is very sticky with ~14.5 year average storage duration per box
- ➔ **Proven revenue management strategy** driven by continuous enhancements to the value we provide customers
- ➔ Leveraging 240,000+ customer relationships to **cross-sell across the enterprise**
- ➔ **Own 25% of real estate square footage** of 1,300+ facilities in 61 countries - plenty of capacity to grow without need for additional growth capex

Global RIM



Digital Solutions
~10%
~30%
~60%
~$5.3B
2025E
Revenue
Storage
Service

Service

- ➔ **Revenue generated from servicing storage volume** (transportation, Smart Suite offering, information destruction) and **providing Digital Solutions**
- ➔ **Leverage large logistics network** to pick up and deliver records to customers on a regular basis
- ➔ **Strong operational discipline** with history of controlling expenses and expanding margins

Digital Solutions

- ➔ **Fast growing $500M+ business**
  - ◆ Customers digitise to gain access to dark data
  - ◆ Our Insight Digital Experience Platform (DXP) with embedded AI / ML technology allows customers to automatically extract and deliver data and insights
  - ◆ Well positioned to support government efficiency efforts

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Expected 2025 Global Records and Information Management (RIM) revenue represents the midpoint of our full year 2025 guidance.

IRON MOUNTAIN

○ Data center development remains very strong with industry capacity expected to increase at a 15-25% CAGR ○ Iron Mountain operates 30 data centers with strong market positions in Northern Virginia, Phoenix, Frankfurt, London, and Amsterdam ○ Our data center business has an adjusted EBITDA margin of ~50% and rising DATA CENTER 1 CAGR 2021-2025E. 2025E represents the midpoint of our full year 2025 guidance, 2026E based on company projection. ○ Signed 13 MW of new leases in Q3 ■ Subsequent to quarter end, we signed an incremental 11 MW, transferring a customer’s previous 25 MW lease in London to an expanded 36 MW lease for our entire Chicago data center site ○ In 2025, we expect nearly 30% data center revenue growth ○ In 2026, we expect our current backlog will drive revenue growth of at least 25%, before any incremental new leasing ○ In 2027 and beyond, we expect our current backlog to contribute approximately $250 million of growth, before any incremental new leasing ○ As we build out our data center portfolio, we will nearly triple our capacity to 1.3 GW (from current operating portfolio of 452 MW) ○ In the next 24 months, we have ~450 MW of capacity energizing, including ~250 MW in the next 18 months IRM is a Leader in the Strong and Growing Data Center Industry 10 We are in the Early Phase of Executing on a Multi-Year High Growth Plan 1

ASSET LIFECYCLE MANAGEMENT (ALM)

- We are a global market leader in the **highly fragmented, growing $30 billion ALM market** with ~$600 million of revenue expected in 2025
- **ALM opportunity is significant** across both the enterprise and data center decommissioning markets with low capital investment requirements

Enterprise

- ➔ **Stable and growing, service-based model** supporting enterprise customers' IT asset management (recycle, reuse, redeploy, remarket)
- ➔ **Market growing** annually benefiting from end user device growth and increased focus on data security governance
- ➔ We are **focused on commercializing the market** leveraging our global scale, capabilities, and trusted 240,000+ customer relationships
- ➔ IRM enterprise revenue is **growing organically 20%+** driven by market share gains and cross selling success to capture unvended business
- ➔ **Capitalizing on tuck-in acquisitions** to further expand global scale and capabilities
- ➔ Enterprise accounts for **~60% of ALM revenue**

Market Size: ~$30 billion



$8 billion
$22 billion
(50% unvended)
Enterprise
Data Center Decommissioning

Data Center Decommissioning

- ➔ **Project-based, revenue share model** supporting the remarketing of hyperscale customers' server components (memory, hard drives, CPU)
- ➔ **Solid market growth** annually benefiting from strong data center development and ~5 year refresh cycle (compute and efficiency)
- ➔ We **solidified our market position** through the acquisition of ITRenew in 2022
- ➔ **Highly synergistic with our Data Center business** and serves as competitive advantage when working with hyperscale customers
- ➔ IRM data center decommissioning revenue is **growing double-digits** driven by aging data center servers
- ➔ Data Center Decommissioning is **~40% of ALM revenue**

Expected 2025 ALM revenue represents the midpoint of our full year 2025 guidance. ALM results are included in the Corporate & Other, along with fine arts storage and corporate expenses.

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IRON MOUNTAIN

Q3 2025 RESULTS AND 2025 OUTLOOK

RECORD Q3 2025 RESULTS

Key Highlights

- **Record Q3 results with strength across business**
  - Total Revenue +13% Y/Y
  - Adjusted EBITDA +16% Y/Y
  - AFFO +18% Y/Y
- **Global RIM**
  - Organic revenue growth +5% Y/Y
  - Continued strong revenue management
  - Improved records retention rate & higher utilization
- **Data Center**
  - Organic revenue growth +32% Y/Y
  - Strong Y/Y renewal pricing +14% (cash) and +19% (GAAP)
  - Low churn of 0.3%
- **ALM**
  - Organic revenue growth of 36% and reported growth +65% Y/Y
  - Solid expansion in profitability Y/Y
  - Acquired ACT Logistics in Q3, further strengthening our position in Australia
- **Maintained strong balance sheet**
  - Leverage* of 5.0x, within 4.5x to 5.5x target range
  - Enhanced liquidity via issuance of €1.2 billion 4.75% Senior Notes due 2034
- **Raising dividend by 10% effective January 2026**
  - This will mark the fourth consecutive year in which we have increased the dividend

	Three Months Ended		YoY% Change	
$ in millions, except per share data	9/30/25	9/30/24	Reported $	Constant Fx
Global RIM	$1,339	$1,260	6%	5%
Global Data Center	$204	$153	33%	32%
Corporate and Other	$211	$144	47%	47%
Total Revenues	**$1,754**	**$1,557**	**13%**	**12%**
Net Income (Loss)	$86	($34)	n/a	
Reported EPS	$0.28	($0.11)	n/a	
Adj. EPS	$0.54	$0.44	23%	
Adj. EBITDA	**$660**	**$568**	**16%**	**16%**
Adj. EBITDA Margin	*37.6%*	*36.5%*	*110 bps*	
AFFO	$393	$332	18%	
AFFO per share	$1.32	$1.13	17%	

Adjusted EPS, Adjusted EBITDA and AFFO are non-GAAP measures; please see Appendix for reconciliation

IRON MOUNTAIN

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*Long-term net lease adjusted leverage ratio

2025 GUIDANCE

We are reiterating our full year 2025 financial guidance, with fourth quarter 2025 Revenue and Adjusted EBITDA each expected to increase approximately 14% year over year

($ in millions, except per share data)

2025 Guidance (1)	Full Yr. 2025	Y/Y % Chg. at Midpoint	Q4 2025	Y/Y % Chg.
Revenue	$6,790 - $6,940	~12%	~$1,800	~14%
Adjusted EBITDA	$2,520 - $2,570	~14%	~$690	~14%
AFFO	$1,505 - $1,530	~13%	~$415	~13%
AFFO Per Share	$5.04 - $5.13	~12%	~$1.39	~12%

(1) Iron Mountain does not provide a reconciliation of non-GAAP measures that it discusses as part of its annual guidance or long term outlook because certain significant information required for such reconciliation is not available without unreasonable efforts or at all, including, most notably, the impact of exchange rates on Iron Mountain's transactions, loss or gain related to the disposition of real estate and other income or expense. Without this information, Iron Mountain does not believe that a reconciliation would be meaningful.

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IRON MOUNTAIN

CAPITAL INVESTMENTS AND RETURNS 15 1 Based on the midpoint of our full year 2025 guidance 2 Long-term net lease adjusted leverage ratio. ● Our target leverage ratio2 is 4.5x – 5.5x, we have been at 5.0x for ~2 years Investing in high ROIC opportunities that drive double-digit growth Capital allocation priorities focused on growing the dividend and investing in high-return growth opportunities We are committed to maintaining our strong balance sheet ● Committed to growing dividend in line with AFFO per share growth, consistent with this morning’s announcement where we increased the dividend for the fourth consecutive year ● Underwriting very attractive data center development returns with hyperscale customers (pre-leased deals with 10-15 year duration) to capitalize on total developable capacity of 1.3 GW ● Our business generates operating cash flow of more than $1 billion annually that more than covers recurring capex and the dividend, with excess cash flow invested in growth ● Adj. EBITDA growth of more than $300 million in 20251 supports an incremental ~$1.5 billion of leverage-neutral2 growth capital financing while sustaining strong AFFO per share growth

INVESTMENT TAKEAWAYS Strong Foundation1 Executing Growth Strategy2 Exceptional Financial Track Record 3 ❖ Global leader in multiple businesses with strong and increasing margins ❖ Highly recurring business model with decades-long relationships with 240,000+ customers, including 95% of the Fortune 1000 built on a history of strong customer satisfaction, operational excellence, and trust ❖ Operate in attractive, large and growing markets with $165 billion total addressable opportunity and significant cross-selling opportunities ❖ Portfolio of growth businesses (Data Center, Digital Solutions, ALM) expected to account for 28% of total revenue in 2025 and are growing at a 20%+ CAGR collectively ❖ Achieved 13% Revenue and Adjusted EBITDA CAGR excluding Fx since 2021 ❖ Strong operational performance in 2025 year-to-date positions us for another record year of results ❖ Delivering shareholder value through consistent dividend increases in line with AFFO per share growth 16

APPENDIX

18 Q3 RECONCILIATIONS NET INCOME (LOSS) TO ADJUSTED EBITDA REPORTED EPS TO ADJUSTED EPS (1) The difference between our effective tax rates and our structural tax rate (or adjusted effective tax rates) for the three months ended September 30, 2025 and 2024 is primarily due to (i) the reconciling items above, which impact our reported Net Income (Loss) before provision (benefit) for income taxes but have an insignificant impact on our reported provision (benefit) for income taxes and (ii) other discrete tax items. Our structural tax rate for purposes of the calculation of Adjusted EPS for the quarters ended September 30, 2025 and 2024 was 14.8% and 15.1%, respectively.

19 Q3 RECONCILIATIONS (CONT.) NET INCOME (LOSS) TO FFO FFO TO AFFO (1) Includes depreciation expense related to owned real estate assets (land improvements, buildings, building and leasehold improvements, data center infrastructure and racking structures), excluding depreciation related to real estate financing leases. (2) Includes amortization expense for Data Center In-Place Lease Intangible Assets and Data Center Tenant Relationship Intangible Assets. (3) Represents the tax impact of (i) the reconciling items above, which impact our reported Net Income (Loss) income before provision (benefit) for income taxes but have an insignificant impact on our reported provision (benefit) from income taxes and (ii) other discrete tax items. (1) Includes customer and supplier relationship value, intake costs, acquisition of customer relationships, capitalized commissions and other intangibles.

20 FULL YEAR RECONCILIATIONS NET INCOME (LOSS) TO ADJUSTED EBITDA

21 FULL YEAR RECONCILIATIONS (CONT.) NET INCOME (LOSS) TO FFO AND AFFO (1) Includes depreciation expense related to owned real estate assets (land improvements, buildings, building and leasehold improvements, data center infrastructure and racking structures), excluding depreciation related to real estate financing leases. (2) Includes amortization expense for Data Center In-Place Lease Intangible Assets and Data Center Tenant Relationship Intangible Assets. (3) Represents the tax impact of (i) the reconciling items above, which impact our reported net income (loss) before provision (benefit) for income taxes but have an insignificant impact on our reported provision (benefit) from income taxes and (ii) other discrete tax items. (4) Includes customer and supplier relationship value, intake costs, acquisition of customer relationships, capitalized commissions and other intangibles. Effective Q4 2023, our AFFO definition has been updated to exclude the amortization of capitalized commissions. Amortization expense of capitalized commissions was $43.4M, $40.6M and $30.7M for full year 2023, 2022, and 2021, respectively.

Adjusted EBITDA We define Adjusted EBITDA as net income (loss) before interest expense, net, provision (benefit) for income taxes, depreciation and amortization (inclusive of our share of Adjusted EBITDA from our unconsolidated joint ventures), and excluding certain items we do not believe to be indicative of our core operating results, specifically: (i) Acquisition and Integration Costs; (ii) Restructuring and other transformation; (iii) Loss (gain) on disposal/write-down of property, plant and equipment, net (including real estate); (iv) Other expense (income), net; (v) Stock-based compensation expense; and (vi) Intangible impairments. Adjusted EBITDA Margin is calculated by dividing Adjusted EBITDA by total revenues. We use multiples of current or projected Adjusted EBITDA in conjunction with our discounted cash flow models to determine our estimated overall enterprise valuation and to evaluate acquisition targets. We believe Adjusted EBITDA and Adjusted EBITDA Margin provide our current and potential investors with relevant and useful information regarding our ability to generate cash flows to support business investment. These measures are an integral part of the internal reporting system we use to assess and evaluate the operating performance of our business. Adjusted Earnings Per Share, or Adjusted EPS We define Adjusted EPS as reported earnings per share fully diluted from net income (loss) attributable to Iron Mountain Incorporated (inclusive of our share of adjusted losses (gains) from our unconsolidated joint ventures) and excluding certain items, specifically: (i) Acquisition and Integration Costs; (ii) Restructuring and other transformation; (iii) Loss (gain) on disposal/write-down of property, plant and equipment, net (including real estate); (iv) Other expense (income), net; (v) Stock-based compensation expense; (vi) Non-cash amortization related to derivative instruments; (vii) Tax impact of reconciling items and discrete tax items; and (viii) Amortization related to the write-off of certain customer relationship intangible assets. We do not believe these excluded items to be indicative of our ongoing operating results, and they are not considered when we are forecasting our future results. We believe Adjusted EPS is of value to our current and potential investors when comparing our results from past, present and future periods. Figures may not foot due to rounding. The Tax Impact of reconciling items and discrete tax items is calculated using the current quarter’s estimate of the annual structural tax rate. This may result in the current period adjustment plus prior reported quarterly adjustments not summing to the full year adjustment. DEFINITIONS

Funds From Operations, or FFO (Nareit), and FFO (Normalized) Funds from operations ("FFO") is defined by the National Association of Real Estate Investment Trusts as net income (loss) excluding depreciation on real estate assets, losses and gains on sale of real estate, net of tax, and amortization of data center leased-based intangibles (“FFO (Nareit)”). We calculate our FFO measure, including FFO (Nareit), adjusting for our share of reconciling items from our unconsolidated joint ventures. FFO (Nareit) does not give effect to real estate depreciation because these amounts are computed, under GAAP, to allocate the cost of a property over its useful life. Because values for well-maintained real estate assets have historically increased or decreased based upon prevailing market conditions, we believe that FFO (Nareit) provides investors with a clearer view of our operating performance. Our most directly comparable GAAP measure to FFO (Nareit) is net income (loss). We modify FFO (Nareit), as is common among REITs seeking to provide financial measures that most meaningfully reflect their particular business ("FFO (Normalized)"). Our definition of FFO (Normalized) excludes certain items included in FFO (Nareit) that we believe are not indicative of our core operating results, specifically: (i) Acquisition and Integration Costs; (ii) Restructuring and other transformation; (iii) Loss (gain) on disposal/write-down of property, plant and equipment, net (excluding real estate); (iv) Other expense (income) net; (v) Stock-based compensation expense; (vi) Non-cash amortization related to derivative instruments; (vii) Real estate financing lease depreciation; (viii) Tax impact of reconciling items and discrete tax items; (ix) Intangible impairments; and (x) (Income) loss from discontinued operations, net of tax. FFO (Normalized) per share FFO (Normalized) divided by weighted average fully-diluted shares outstanding. Adjusted Funds From Operations, or AFFO We define adjusted funds from operations (“AFFO”) as FFO (Normalized) (1) excluding (i) Non-cash rent expense (income), (ii) Depreciation on non-real estate assets, (iii) Amortization expense associated with customer and supplier relationship value, intake costs, acquisitions of customer and supplier relationships, capitalized commissions and other intangibles, (iv) Amortization of deferred financing costs and debt discount/premium, (v) Revenue reduction associated with amortization of customer inducements and above- and below-market data center leases and (vi) The impact of reconciling to normalized cash taxes and (2) including Recurring capital expenditures. We also adjust for these items to the extent attributable to our portion of unconsolidated ventures. We believe that AFFO, as a widely recognized measure of operations of REITs, is helpful to investors as a meaningful supplemental comparative performance measure to other REITs, including on a per share basis. AFFO should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP, such as operating income, net income (loss) or cash flows from operating activities (as determined in accordance with GAAP). AFFO per share AFFO divided by weighted average fully-diluted shares outstanding. DEFINITIONS